Exhibit 1(a)


                LOUISIANA POWER & LIGHT COMPANY

                    W3A FUNDING CORPORATION


$________ Waterford 3 Secured Lease Obligation Bonds, ____% Series due ____

$________ Waterford 3 Secured Lease Obligation Bonds, ____% Series due ____


                     UNDERWRITING AGREEMENT


                                             __________ __, 1996



MORGAN STANLEY & CO. INCORPORATED
CITICORP SECURITIES, INC.

c/o MORGAN STANLEY & CO. INCORPORATED
    1585 Broadway
    New York, New York  10036-8293

Ladies and Gentlemen:

          Each of the undersigned, Louisiana Power & Light
Company (the "Company") and W3A Funding Corporation (the "Funding
Corporation"), hereby confirms its agreement with you, as underwriters (the "Underwriters", which term, when the context permits, shall also include any underwriters substituted as hereinafter in Section 12 provided), as follows:

          SECTION 1. Introduction. The Funding Corporation proposes to issue and sell $_____________ in aggregate principal amount of its Waterford 3 Secured Lease Obligation Bonds, ____% Series due __________ __, ____ (the "Short Bonds") and $__________ in aggregate principal amount of its Waterford 3 Secured Lease Obligation Bonds, ____% Series due _______ __, ____ (the "Long Bonds") (collectively, the "Bonds"; each of the Short Bonds and the Long Bonds sometimes being referred to herein as a "series" of Bonds) registered under the Registration Statement (as defined herein). The Bonds will be issued under a Collateral Trust Indenture dated as of ________ __, 1996, as supplemented by Supplemental Indenture No. 1 thereto dated as of ________ __, 1996 (the "Supplemental Indenture"), among the Funding Corporation, the Company and Bankers Trust Company, as trustee (the "Trustee") (such Collateral Trust Indenture, as so supplemented, the "Trust Indenture").

          SECTION 2. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each Underwriter shall purchase from the Funding Corporation, at the time and place herein specified, severally and not jointly, and the Funding Corporation shall issue and sell to each of the Underwriters, the following principal amounts of the Bonds at the price (equal to the percentage of the principal amount thereof) indicated below[, plus accrued interest thereon from _______ __, 1996 to the Closing Date (as defined herein)]:


                          Short Bonds
                           Price: 100%

Name                                    Principal Amount

Morgan Stanley & Co. Incorporated       $
Citicorp Securities, Inc.

                                        $


                           Long Bonds
                          Price: 100%


Name                                    Principal Amount

Morgan Stanley & Co. Incorporated       $
Citicorp Securities, Inc.


                                        $

          It is understood that the Underwriters will offer the Bonds for sale as set forth in the Prospectus (as defined herein). Neither series of the Bonds shall be purchased hereunder unless both series are purchased.

          Concurrently with such purchase, issuance and sale, the Company will pay, or cause to be paid, to the Underwriters in
same day funds an underwriting commission of   ____% of the
principal amount thereof ($_________) in respect of the Short Bonds and an underwriting commission of ____% of the principal amount thereof ($_______) in respect of the Long Bonds. The Company acknowledges that the fees and expenses of counsel to the Underwriters shall be included on the invoice of transaction expenses to be delivered by First National Bank of Commerce, as Owner Trustee (the "Owner Trustee"), on or prior to the Closing Date, pursuant to Sections 3.01(a)(iii) and 3.01(b) of the Refunding Agreements Nos. 2 and 3, dated as of ____________ __, 1996, among the Funding Corporation, the Company, the Owner Participant named therein, the Owner Trustee, Bankers Trust Company and Stanley Burg (the "Refunding Agreements"), and to be paid by the Owner Trustee with funds provided by such Owner Participant and from proceeds from the sale of the Bonds.

          SECTION 3. Description of Bonds. The Bonds and the Trust Indenture shall have the terms and provisions described in the Prospectus, provided that subsequent to the date hereof and prior to the Closing Date the form of the Trust Indenture (including the Supplemental Indenture) may be amended by mutual agreement among the Funding Corporation, the Company and the Underwriters.

          SECTION 4.   Representations and Warranties of the
Company and the Funding Corporation. (a) The Company represents and warrants to the several Underwriters, and covenants and agrees with the several Underwriters, that:

          (i) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Louisiana and has the necessary corporate power and authority to conduct the business which it is described in the Prospectus as conducting and to own and operate the properties owned and operated by it in such business.

          (ii) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-_____) for the registration of $322,526,000 principal amount of the Bonds under the Securities Act of 1933, as amended (the "Securities Act"), and such registration statement has become effective. The Company qualifies for use of Form S-3 for the registration of the Bonds. The prospectus forming a part of such registration statement, at the time such registration statement became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus". In the event that (A) the Basic Prospectus shall have been amended, revised or supplemented prior to the time of effectiveness of this Underwriting Agreement, including without limitation by any preliminary prospectus supplement relating to the Bonds, or (B) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the time such registration statement initially became effective and prior to the time of effectiveness of this Underwriting Agreement, which are deemed to be incorporated by reference in the Basic Prospectus pursuant to Item 12 of Form S-3, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference. Such registration statement in the form in which it became effective and as it may have been amended by all amendments thereto as of the time of effectiveness of this Underwriting Agreement (including for these purposes as an amendment any document incorporated by reference in the Basic Prospectus), and the Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Bonds by a prospectus supplement (the "Prospectus Supplement") to be filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act ("Rule 424"), are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively.

          (iii) (A) After the time of effectiveness of this Underwriting Agreement and during the time specified in
     Section 7(d), the Company will not file any amendment to the Registration Statement or supplement to the Prospectus, and
     (B) between the time of effectiveness of this Underwriting Agreement and the Closing Date, the Company will not file any document which is to be incorporated by reference in, or any supplement to, the Basic Prospectus, in either case, without prior notice to the Underwriters and to Winthrop, Stimson, Putnam & Roberts ("Counsel for the Underwriters"), or any such amendment or supplement to which said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document which is filed with the Commission after the time of effectiveness of this Underwriting Agreement and is incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus.

          (iv) The Registration Statement, in the form in which it (or the latest post-effective amendment thereto) became effective, and the Trust Indenture, at such time, fully complied, and the Prospectus, when delivered to the Underwriters for their use in making confirmations of sales of the Bonds and at the Closing Date, as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "TIA"), and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, on the date first filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. On the later of (A) the date the Registration Statement was declared effective by the Commission under the Securities Act and (B) the date that the Company's most recent Annual Report on Form 10-K was filed with the Commission under the Exchange Act (the date described in either clause (A) or (B) is hereinafter referred to as the "Effective Date"), the Registration Statement did not, and on the date that any post-effective amendment to the Registration Statement became or becomes effective, the Registration Statement, as amended by any such post-effective amendment, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Prospectus is delivered to the Underwriters for their use in making confirmations of sales of the Bonds and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and on said dates and at such times, the documents then incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, when read together with the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The foregoing representations and warranties in this subsection (iv) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus, as they may be then amended or supplemented, or to any statements in or omissions from the statements of eligibility on Form T-1 and Form T-2, as they may then be amended, under the TIA filed as exhibits to the Registration Statement.

               (v) Each of (A) the Participation Agreements (as defined in the Prospectus), (B) the Granting Clause Documents (as defined in Appendix A to the Participation Agreements), (C) the Trust Indenture, (D) the Refunding Agreements, and (E) this Underwriting Agreement (the documents described in clauses (A) through (D) above, as they each may be amended or supplemented as of the Closing Date, being collectively referred to herein as the "Transaction Documents") has been or, as of the Closing Date, will be duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by each other party thereto, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and, with respect to this Underwriting Agreement, subject to any principles of public policy limiting the right to enforce the indemnification provisions contained herein.

          (vi) The issuance and sale of the Bonds and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, the Trust Indenture, the Granting Clause Documents or the Refunding Agreements or any other indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party.

          (vii) Except as set forth or contemplated in the Prospectus, as it may be amended or supplemented, the Company has obtained all material licenses, permits, and other governmental or regulatory authorizations currently required for the conduct of its business (including, without limitation, the performance of its current obligations under the Transaction Documents), and is in all material respects complying therewith, and the Company is not aware of any fact that would lead it to believe that any material license, permit or other governmental or regulatory authorization would not remain in effect or be renewed in its ordinary course of business.

          (viii) It is not necessary for the Funding Corporation to register as an investment company pursuant to the Investment Company Act of 1940, as amended, in order to participate in the transactions contemplated by the Prospectus.

          (b) The Funding Corporation represents and warrants to the several Underwriters that each of the Participation Agreements, the Refunding Agreements, the Trust Indenture, this Underwriting Agreement and the Bonds has been or, as of the Closing Date, will be duly authorized, executed and delivered by the Funding Corporation and, assuming the due authorization, execution, authentication and delivery thereof by each other party thereto, constitutes a legal, valid and binding obligation of the Funding Corporation enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and subject to any principles of public policy limiting the right to enforce the indemnification provisions contained herein.

          SECTION 1. Offering. The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Bonds of each series as soon after the effectiveness of this Underwriting Agreement as in their judgment is advisable. The Company is further advised by the Underwriters that the Bonds are to be offered to the public at the respective initial public offering prices specified in the Prospectus Supplement [plus accrued interest thereon from _________ __, 1996 to the Closing Date].

          SECTION 2. Time and Place of Closing. Delivery of the Bonds and payment of the purchase price therefor by wire transfer or check or checks payable to the Funding Corporation in same day funds shall be made at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York time, on _____________ __, 1996, or at such other time on the same or such other day as shall be agreed upon by the Company and Morgan Stanley & Co. Incorporated, or as may be established in accordance with Section 12 hereof. The hour and date of such delivery and payment are herein called the "Closing Date."

          The Bonds shall be delivered to the Underwriters in book-entry form through the facilities of The Depository Trust Company in New York, New York. The certificates for the Bonds shall be in the form of one or more typewritten bonds in fully registered form, in the aggregate principal amount of the Bonds, and registered in the name of Cede & Co, as nominee of The Depository Trust Company. The Company agrees to make the Bonds available to the Underwriters for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon between Morgan Stanley & Co. Incorporated and the Company, or at such other time and/or date as may be agreed upon between Morgan Stanley & Co. Incorporated and the Company.

          SECTION 3. Covenants of the Funding Corporation and the Company. Each of the Funding Corporation and the Company covenants and agrees with the several Underwriters that:

          (a) Not later than the Closing Date, the Company will deliver to the Underwriters a copy of the Registration Statement relating to the Bonds, as originally filed with the Commission, and of all amendments or supplements thereto relating to the Bonds, certified by an officer of the Company to be in the form filed.

          (b) The Company will deliver to the Underwriters as many copies of the Prospectus (and any amendments or supplements thereto) as the Underwriters may reasonably request.

          (c) The Company will cause the Prospectus to be filed with, or transmitted for filing to, the Commission pursuant to and in compliance with Rule 424 and will advise Morgan Stanley & Co. Incorporated promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Funding Corporation or the Company shall have received notice. Each of the Funding Corporation and the Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (d) During such period of time after this Underwriting Agreement has become effective as the Underwriters are required by law to deliver a prospectus, if any event relating to or affecting the Company or the Funding Corporation, or of which the Company shall be advised by the Underwriters in writing, shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser of the Bonds, the Company will amend or supplement the Prospectus by either (i) preparing and filing with the Commission and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus, or (ii) making an appropriate filing pursuant to
     Section 13, 14 or 15(d) of the Exchange Act which will supplement or amend the Prospectus, so that, as supplemented or amended, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 7(d) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement and such expenses shall be borne by the Underwriters thereafter.

          (e) The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner so as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

          (f) At any time within six months of the date hereof, the Company and the Funding Corporation will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Bonds for offer and sale under the blue sky laws of such jurisdictions as the Underwriters may reasonably designate, provided, that neither the Funding Corporation nor the Company shall be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by it to be unduly burdensome.

          (g) The Company will, except as herein provided, pay or cause to be paid all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing of the Registration Statement and any post-effective amendment thereto, (ii) the printing, issuance and delivery of the Bonds and the preparation, execution, printing and recordation of the Trust Indenture, (iii) legal fees and expenses relating to the qualification of the Bonds under the blue sky laws of various jurisdictions in an amount not to exceed $20,000, (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the Registration Statement, the Basic Prospectus, the preliminary (and any supplemental) blue sky survey, any preliminary prospectus supplement relating to the Bonds and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (d) of this
     Section 7, (v) fees of the rating agencies in connection with the rating of the Bonds, (vi) fees (if any) of the National Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the terms of the offering and (vii) the procurement by the Underwriters of same day funds for the payment of the purchase price for the Bonds as required by Section 6 of this Underwriting Agreement. Except as provided above, the Company shall not be required to pay any amount for any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of
     Section 8, 9 or 13 hereof, the Company will reimburse the Underwriters for (i) the reasonable fees and expenses of Counsel for the Underwriters, and (ii) reasonable out-of-pocket expenses, in an amount not exceeding in the aggregate $15,000, incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.

          SECTION 4. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Bonds shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Funding Corporation and the Company and of any certificates furnished by the Funding Corporation and the Company on the Closing Date and to the following conditions:

          (a) The Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule
     424 prior to 5:30 p.m., New York time, on the second business day following the date of this Underwriting
     Agreement, or such other time and date as may be agreed upon by the Company and the Underwriters.

          (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date; no proceedings for such purpose shall be pending before, or, to the knowledge of the Funding Corporation, the Company or the Underwriters, threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of each of the Funding Corporation and the Company to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before, or, to the knowledge of the Funding Corporation or the Company, respectively, threatened by, the Commission.

          (c) At the Closing Date, there shall have been issued, and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds, an order or orders of the Commission under the Public Utility Holding Company Act of 1935, as amended (the "Holding Company Act"), authorizing the issuance and sale of the Bonds on the terms set forth in, or contemplated by, this Underwriting Agreement, the Trust Indenture and the Prospectus.

          (d) At the Closing Date, the Underwriters shall have received from Monroe & Lemann (A Professional Corporation) and Reid & Priest LLP, as counsel to the Company, and Reid & Priest LLP, as counsel to the Funding Corporation, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A, B and C hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and the Underwriters with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Bonds, with changes therein to reflect such supplementation.

          (e) At the Closing Date, the Underwriters shall have received from Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit D hereto, with such changes therein as may be necessary to reflect any supplementation of the Prospectus prior to the Closing Date.

          (f) On or prior to the effective date of this Underwriting Agreement, the Underwriters shall have received from Coopers & Lybrand L.L.P., the Company's independent certified public accountants (the "Accountants"), a letter dated the date hereof and addressed to the Underwriters to the effect that (i) they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules examined by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, if any, and the stockholder of the Company, since December 31, 1995 to a specified date not more than five business days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an examination made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company (if any) included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; and (C) at a specified date not more than five business days prior to the date of the letter, there was any change in the capital stock or long-term debt of the Company, or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, for the redemption or purchase of preferred stock for sinking fund purposes, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company (A) set forth in the Prospectus, and (B) set forth in documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act as specified in Exhibit E hereto, in each case, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

          (g) At the Closing Date, the Underwriters shall have received (i) certificates, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of each of the Funding Corporation and the Company, respectively, to the effect that (A) the representations and warranties of the Funding Corporation and the Company, as the case may be, contained herein are true and correct, and (B) each of the Funding Corporation and the Company has performed and complied with all agreements and conditions in this Underwriting Agreement on its part to be performed or complied with at or prior to the Closing Date, (ii) a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company that since the most recent date as of which information is given in the Prospectus, there has not been any material adverse change in the business, property or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus as it may then be amended or supplemented.

          (h) At the Closing Date, the Underwriters shall have received duly executed counterparts of the Trust Indenture and the Supplemental Indenture.

          (i) At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 8(f) hereof.

          (j) On or prior to the effective date of this Underwriting Agreement, the Underwriters shall have received from Deloitte & Touche LLP a letter, dated the date hereof, and addressed to the Underwriters, with respect to certain financial information contained in the Prospectus, as mutually agreed to by the Underwriters and the Company.

          (k) Between the date hereof and the Closing Date, no Default (or an event which, with the giving of notice or the passage of time or both, would constitute a Default) under the Lease (as defined in the Prospectus), the Lease
     Indenture (as defined in the Prospectus) or the Trust
     Indenture shall have occurred.

          (l) Between the date hereof and the Closing Date, no other event shall have occurred with respect to or otherwise affecting the Company, which, in the reasonable opinion of the Underwriters, materially impairs the investment quality of the Bonds.

          (m) Prior to the Closing Date, the Underwriters shall have received from the Company evidence reasonably satisfactory to the Underwriters that the Bonds have received ratings of _____ or higher from Moody's Investors Service, Inc. and ______ or higher from Standard & Poor's Ratings Group.

          (n) Between the date hereof and the Closing Date, neither Moody's Investors Service, Inc. nor Standard and
     Poor's Ratings Group shall have lowered its rating of any of the Company's debt securities in any respect.

          (o) The Bonds shall, upon delivery to the Underwriters in accordance with this Underwriting Agreement, be secured by the Pledged Lessor Bonds (as defined in the Prospectus) in accordance with the Trust Indenture; the conditions precedent to a refunding, as set forth in the Participation Agreement (including, without limitation, Sections 2(b) and 10(c) thereof) and the Refunding Agreements (including, without limitation, Article 2 thereof), shall have been met prior to the issuance and delivery of such notes, with none of such conditions precedent having been waived by the Funding Corporation, the Company or the Trustee without the consent of the Underwriters.

          (p) The opinions of counsel required to be delivered by the first two sentences of Section 10(c)(5) of the Participation Agreement as a condition precedent to a refunding shall also be addressed and delivered to the Underwriters, except for the opinions of Special Counsel, NRC Counsel and Special Louisiana Counsel to the Owner Participants, all as described and/or defined in the Participation Agreement, it being understood that such opinions of counsel may be confirmations by counsel of opinions previously delivered by such counsel in connection with the transactions described in or contemplated by the Participation Agreement, provided that such confirmations of opinions shall be dated the Closing Date, shall confirm the previously delivered opinions as of the Closing Date, and shall either be addressed to the Underwriters or shall state that the Underwriters may rely upon the previously delivered opinions, as so confirmed, as if addressed to them.

          (q) The opinions of counsel required to be delivered to the Trustee pursuant to Section 2.04(e) of the Trust
     Indenture shall also be addressed and delivered to the Underwriters.

          (r) The Underwriters shall have received payment in full of the underwriting commissions specified in Section 2 hereof.

          (s) All legal matters in connection with the issuance and sale of the Bonds shall be satisfactory in form and substance to Counsel for the Underwriters.

          (t) The Funding Corporation and the Company will furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

          If any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Underwriters upon notice thereof to the Company. Any such termination shall be without liability of any party to the other party, except as otherwise provided in paragraph (g) of Section 7 and in Section 11.

          SECTION 5.  Conditions of the Obligations of the
Funding Corporation and the Company. The obligations of the Funding Corporation and the Company hereunder shall be subject to the following conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

          (b) At the Closing Date there shall be in full force and effect an order or orders of the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds on the terms set forth in or contemplated by this Underwriting Agreement, the Trust Indenture and the Prospectus.

          In case any of the conditions specified in this Section 9 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company upon notice thereof to the Underwriters. Any such termination shall be without liability of any party to the other party, except as otherwise provided in paragraph (g) of Section 7 and in Section 11.

          SECTION 6.  Indemnification.

          (a) The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which each Underwriter or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact required to be stated therein or contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the time the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424), or in the Prospectus, as each may be amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by any Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424) or the Prospectus or any amendment or supplement to any thereof or arising out of or based upon statements in or omissions from the statements of eligibility on Form T-1 and Form T-2 under the TIA filed as exhibits to the Registration Statement; and provided further, that the indemnity agreement contained in this subsection shall not inure to the benefit of any Underwriter or to the benefit of any person controlling any Underwriter on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Bonds to any person in respect of any Basic Prospectus or the Prospectus, as supplemented or amended, furnished by an Underwriter to a person to whom any of the Bonds were sold (excluding in both cases, however, any document then incorporated or deemed incorporated by reference therein), insofar as such indemnity relates to any untrue or misleading statement or omission made in the Basic Prospectus or the Prospectus but eliminated or remedied prior to the consummation of such sale in the Prospectus, or any amendment or supplement thereto, furnished pursuant to Section 7(d) hereof, respectively, unless a copy of the Prospectus (in the case of such a statement or omission made in the Basic Prospectus) or such amendment or supplement (in the case of such a statement or omission made in the Prospectus) (excluding, however, any document then incorporated or deemed incorporated by reference in the Prospectus or such amendment or supplement) is furnished by such Underwriter to such person (i) with or prior to the written confirmation of the sale involved or (ii) as soon as available after such written confirmation (if it is made available to the Underwriters prior to settlement of such sale).

          (b) Each Underwriter shall indemnify, defend and hold harmless the Company, its directors and officers and each person who controls the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424), or in the Prospectus, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by any Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424) or the Prospectus, or any amendment or supplement thereto.

          (c) In case any action shall be brought, based upon the Registration Statement, the Basic Prospectus or the Prospectus (including amendments or supplements thereto), against any party in respect of which indemnity may be sought pursuant to any of the preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment). The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims which are the subject matter of such action, suit or proceeding.

          (d) If the indemnification provided for under subsections (a), (b) or (c) in this Section 10 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10(d) are several in proportion to their respective underwriting obligations and not joint.

          SECTION 7. Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 10 of, and the representations and warranties and other agreements of the Funding Corporation and the Company contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Funding Corporation or the Company, or its directors or officers or any of the other persons referred to in Section 10 hereof and (ii) acceptance of and payment for the Bonds and (b) the indemnity and contribution agreements contained in Section 10 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.

          SECTION 8.  Default of Underwriters.  If any
Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Bonds which it has agreed to purchase and pay for hereunder, and the aggregate principal amount of Bonds which such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Bonds, the other Underwriters shall be obligated to purchase the Bonds which such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the principal amount of Bonds which any Underwriter has agreed to purchase pursuant to
Section 2 hereof be increased pursuant to this Section 12 by an amount in excess of one-ninth of such principal amount of Bonds without written consent of such Underwriter. If any Underwriter shall fail or refuse to purchase Bonds and the aggregate principal amount of Bonds with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Bonds, the Company shall have the right (a) to require the non-defaulting Underwriters to purchase and pay for the respective principal amounts of Bonds that they had severally agreed to purchase hereunder, and, in addition, the principal amount of Bonds that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth of the respective principal amount of Bonds that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or (b) to procure one or more others, members of the NASD (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, the principal amount of Bonds that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Underwriters within 24 hours (excluding any Saturday, Sunday or legal holiday) of the time when the Company learns of the failure or refusal of any Underwriter to purchase and pay for its respective principal amount of Bonds, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement. In the absence of such election by the Company, this Underwriting Agreement will, unless otherwise agreed by the Company and the non-defaulting Underwriters, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (g) of Section 7 and in Section 11. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.

          SECTION 9. Termination. This Underwriting Agreement shall be subject to termination by notice given by written notice from Morgan Stanley & Co. Incorporated to the Company and the Funding Corporation, if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any material outbreak or escalation of hostilities or any calamity or crisis that, in the judgment of Morgan Stanley & Co. Incorporated, is material and adverse and
(b) in the case of any of the events specified in clauses (a) (i) through (iv), such event singly or together with any other such event makes it, in the reasonable judgment of Morgan Stanley & Co. Incorporated, impracticable to market the Bonds. This Underwriting Agreement shall also be subject to termination, upon notice by Morgan Stanley & Co. Incorporated as provided above, if, in the judgment of Morgan Stanley & Co. Incorporated, the subject matter of any amendment or supplement (prepared by the Company) to the Prospectus (except for information relating solely to the manner of public offering of the Bonds by the Underwriters or to the activity of the Underwriters) filed or issued after the effectiveness of this Underwriting Agreement by the Company shall have materially impaired the marketability of the Bonds. Any termination hereof, pursuant to this Section 13, shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 7 and in
Section 11.

          SECTION 10. Miscellaneous. THIS UNDERWRITING AGREEMENT SHALL BE A NEW YORK CONTRACT AND ITS VALIDITY AND INTERPRETATION SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Underwriting Agreement shall become effective when a fully executed copy thereof is delivered to the Company and to Morgan Stanley & Co. Incorporated. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall inure to the benefit of each of the Company, the Funding Corporation, the Underwriters and, with respect to the provisions of Section 10, each director, officer and other persons referred to in Section 10, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any Bonds from the Underwriters.

          SECTION 11. Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to Morgan Stanley & Co. Incorporated at the address set forth at the beginning of this Underwriting Agreement (to the attention of the General Counsel), if to the Company, shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Secretary, if to Entergy Services, Inc., shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer or, if to the Funding Corporation, shall be mailed or delivered to it c/o _________________________________________________, with a copy to
________________________________.


                              Very truly yours,

                              W3A FUNDING CORPORATION



                              By:
                                 Name:
                                 Title:


                              LOUISIANA POWER & LIGHT COMPANY



                              By:
                                 Name:
                                 Title:




Accepted as of the date first above written:

MORGAN STANLEY & CO. INCORPORATED
CITICORP SECURITIES, INC.

By:  MORGAN STANLEY & CO. INCORPORATED



By:
   Name:
   Title:

                                                        EXHIBIT A


                [Letterhead of Monroe & Lemann]

                                             ______________, 1996

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.

c/o Morgan Stanley & Co. Incorporated
    1285 Broadway
    New York, New York 10036-8293

Ladies and Gentlemen:

          We, together with Reid & Priest LLP, of New York, New York, have acted as counsel for Louisiana Power & Light Company (the "Company") in connection with the issuance and sale to you pursuant to the Underwriting Agreement, effective __________ __, 1996 (the "Underwriting Agreement"), among W3A Funding Corporation (the "Funding Corporation"), the Company and you, of $____________ aggregate principal amount of the Funding Corporation's Waterford 3 Secured Lease Obligation Bonds, _____% Series due ____ and $___________ aggregate principal amount of its Waterford 3 Secured Lease Obligation Bonds, _____% Series due ____ (collectively, the "Bonds"). The Bonds are being issued pursuant to the Collateral Trust Indenture dated as of ___________ __, 1996, as amended by Supplemental Indenture No. 1 thereto, dated as of ___________ __, 1996 (the Collateral Trust Indenture, as so amended, being hereinafter referred to as the "Trust Indenture"), among the Funding Corporation, the Company and Bankers Trust Company, as trustee (the "Trustee"). This opinion is being rendered to you at the request of the Company.

          In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Trust Indenture; (d) the Registration Statement and Prospectus filed under the Securities Act; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Funding Corporation and the execution and delivery by the Company of the Trust Indenture and the Underwriting Agreement; and (f) the proceedings before the Commission under the Holding Company Act relating to the issuance and sale of the Bonds by the Funding Corporation and the execution and delivery by the Company of the Trust Indenture and the Underwriting Agreement. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Bonds, except specimens thereof, and we have relied upon a certificate of the Trustee as to the authentication and delivery thereof. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

          Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Louisiana, has due corporate power and authority to conduct the business which it is described as conducting in the Prospectus and to own and operate the properties owned and operated by it in such business and is duly qualified to conduct such business in the State of Louisiana.

          (2) The Trust Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and has been duly qualified under the TIA and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (3) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (4) The statements made in the Prospectus and the Prospectus Supplement under the captions "Selected Information", "Selected Information Relating to the Collateral Bonds", "Certain Terms of the Collateral Bonds", "Security and Source of Payment for the Collateral Bonds", "Description of the Collateral Bonds and the Indenture", "Description of the Lease Indentures", "Description of the Leases" and "Other Agreements", insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (5) The execution, delivery and performance by the Company of the Underwriting Agreement and the Trust Indenture and the consummation of the transactions contemplated thereby (a) will not violate any provision of the Company's Restated Articles of Incorporation or By-Laws, each as amended, (b) will not violate any provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Trust Indenture) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction).

          (6) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the statements of eligibility on Form T-1 and Form T-2 filed as exhibits to the Registration Statement, upon which we do not pass) the TIA, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the day first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

          (7) An appropriate order has been entered by the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds and the execution, delivery and performance by the Company of the Underwriting Agreement and the Trust Indenture; to the best of our knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body including without limitation the Nuclear Regulatory Commission (other than under the Securities Act, which has been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Funding Corporation pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Bonds or under the Trust Indenture and the Underwriting Agreement.

          (8) Assuming the capacity of the Owner Participant (as defined in the Prospectus), the Owner Trustee and the Lease Indenture Trustee (as defined in the Prospectus) to engage in the transactions contemplated by the Lease Indenture (as defined in the Prospectus) and the Transaction Documents, (a) the Pledged Lessor Bonds (as defined in the Prospectus) are equally and ratably secured by a lien on and security interest in (i) the related Undivided Interest (as defined in the Prospectus) and
(ii) the rights of the Owner Trustee under the Transaction Documents, including the right to receive all payments of Basic Rent (as defined in Appendix A to the Participation Agreement) and certain other payments made by the Company, subject to certain exceptions (including, but not limited to, the creation of liens in respect of moneys and securities not held by the Lease Indenture Trustee), and (b) the execution by the Owner Trustee and delivery to the Lease Indenture Trustee of the Lease Indenture and the Transaction Documents, and the filings and/or recordings heretofore effected, create a valid and perfected first lien thereon and security interest therein (subject only to Permitted Liens) in favor of Funding Corporation. The description of the Indenture Estate contained in the Lease Indenture is adequate under the laws of the State of Louisiana to create the lien therein that the Lease Indenture purports to create.

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (4) above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with other counsel for the Company and with the independent certified public accountants of the Company who examined certain of the financial statements included or incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement, the Prospectus or as to the statements of eligibility on Form T-1 and Form T-2 filed as exhibits to the Registration Statement or as to the information contained in the Prospectus Supplement under the caption "Certain Terms of the Collateral Bonds--Book-Entry Only System."

          [We have examined the portions of the information contained in the Registration Statement which are stated therein to have been made on our authority, and we believe such information to be correct.] We are members of the Louisiana Bar and do not hold ourselves out as experts on the laws of any other state. We have examined the opinions of even date herewith rendered to you by Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts, and we concur in the conclusions expressed therein insofar as they involve questions of Louisiana law. As to all matters of New York law, we have relied, with your approval, upon the opinion of even date herewith addressed to you by Reid & Priest LLP.

          The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose without our prior written consent, except that Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts may rely on this opinion as to all matters of Louisiana law in rendering their opinions required to be delivered under the Underwriting Agreement.

                              Very truly yours,

                              MONROE & LEMANN
                              (A Professional Corporation)


                              By:

                                                        EXHIBIT B



               [Letterhead of Reid & Priest LLP]

                                        ______________, 1996

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.

c/o Morgan Stanley & Co. Incorporated
    1285 Broadway
    New York, New York  10036-8293

Ladies and Gentlemen:

          We, together with Monroe & Lemann (A Professional Corporation), of New Orleans, Louisiana, have acted as counsel for Louisiana Power & Light Company (the "Company") in connection with the issuance and sale to you pursuant to the Underwriting Agreement, effective ____________ __, 1996 (the "Underwriting Agreement"), among W3A Funding Corporation (the "Funding Corporation"), the Company and you, of $___________ aggregate principal amount of the Funding Corporation's Waterford 3 Secured Lease Obligation Bonds, _____% Series due ____ and $___________ aggregate principal amount of its Waterford 3 Secured Lease Obligation Bonds, _____% Series due ____ (collectively, the "Bonds"). The Bonds are being issued pursuant to the Collateral Trust Indenture, dated as of __________ __, 1996, as amended by Supplemental Indenture No. 1, dated as of __________ __, 1996 (the Collateral Trust Indenture, as so amended, being hereinafter referred to as the "Trust Indenture"), among the Funding Corporation, the Company and Bankers Trust Company, as trustee (the "Trustee"). This opinion is being rendered to you at the request of the Company.

          In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Trust Indenture; (d) the Registration Statement and Prospectus filed under the Securities Act; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Funding Corporation and the execution and delivery by the Company of the Trust Indenture and the Underwriting Agreement; and (f) the proceedings before the Commission under the Holding Company Act relating to the issuance and sale of the Bonds by the Funding Corporation and the execution and delivery by the Company of the Trust Indenture and the Underwriting Agreement. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Bonds, except specimens thereof, and we have relied upon a certificate of the Trustee as to the authentication and delivery thereof. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

          Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Trust Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and has been duly qualified under the TIA, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (2) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (3) The statements made in the Prospectus and the Prospectus Supplement under the captions "Selected Information", "Selected Information Relating to the Collateral Bonds", "Certain Terms of the Collateral Bonds", "Security and Source of Payment for the Collateral Bonds", "Description of the Collateral Bonds and the Indenture", "Description of the Lease Indentures", "Description of the Leases" and "Other Agreements", insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (4) The execution, delivery and performance by the Company of the Underwriting Agreement and the Trust Indenture and the consummation of the transactions contemplated thereby (a) will not violate any provision of the Company's Restated Articles of Incorporation or By-Laws, each as amended, (b) will not violate any provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Trust Indenture) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction).

          (5) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the statements of eligibility on Form T-1 and Form T-2 filed as exhibits to the Registration Statement, upon which we do not pass) the TIA, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the day first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

          (6) An appropriate order has been entered by the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds and the execution, delivery and performance by the Company of the Trust Indenture and Underwriting Agreement; to the best of our knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body including without limitation the Nuclear Regulatory Commission (other than under the Securities Act, which has been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Funding Corporation pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Bonds or under the Trust Indenture and the Underwriting Agreement.

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with other counsel for the Company and with the independent certified public accountants of the Company who examined certain of the financial statements included or incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to the statements of eligibility on Form T-1 and Form T-2 filed as exhibits to the Registration Statement or as to the information contained in the Prospectus Supplement under the caption "Certain Terms of the Collateral Bonds--Book-Entry Only System."

          [We have examined the portions of the information contained in the Registration Statement which are stated therein to have been made on our authority, and we believe such information to be correct.] We are members of the New York Bar and do not hold ourselves out as experts on the laws of any other state. As to all matters of Louisiana law, we have relied upon the opinion of even date herewith addressed to you of Monroe & Lemann (A Professional Corporation). We have not examined into and are not passing upon matters relating to title to property, franchises or the lien of the Trust Indenture.

          The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose without our prior written consent, except that Monroe & Lemann (A Professional Corporation) may rely on this opinion as to matters of New York law in rendering its opinion required to be delivered under the Underwriting Agreement.

                              Very truly yours,



                              REID & PRIEST LLP

                                                        EXHIBIT C


               [Letterhead of Reid & Priest LLP]

                                                  ______________, 1996

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.

c/o Morgan Stanley & Co. Incorporated
    1285 Broadway
    New York, New York  10036-8293

Ladies and Gentlemen:

          We have acted as special counsel to W3A Funding Corporation ("Funding Corporation"), in connection with the issuance and sale to you of $___________ aggregate principal amount of its Waterford 3 Secured Lease Obligation Bonds, _____% Series due ____ and $___________ of its Waterford 3 Secured Lease Obligation Bonds, _____% Series due ____ (collectively, the "Bonds"), pursuant to the Underwriting Agreement, effective __________ __, 1996 (the "Underwriting Agreement"), among Funding Corporation, Louisiana Power & Light Company ("LP&L") and you. The Bonds are being issued pursuant to the Collateral Trust Indenture, dated as of ________ __, 1996 (the "Original Indenture"), as amended by Supplemental Indenture No. 1 (the "Supplemental Indenture"), dated as of ___________ __, 1996 (the Original Indenture, as so amended, being hereinafter referred to as the "Trust Indenture"), among Funding Corporation, LP&L and Bankers Trust Company, as Trustee (the "Trustee"). This opinion is being rendered to you at the request of Funding Corporation.

          In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) Funding Corporation's Certificate of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Trust Indenture; (d) the Registration Statement and Prospectus filed under the Securities Act; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by Funding Corporation and the execution and delivery by Funding Corporation of the Trust Indenture and the Underwriting Agreement; and (f) the proceedings before the Commission under the Holding Company Act relating to the issuance and sale of the Bonds by Funding Corporation, and the execution and delivery by Funding Corporation of the Trust Indenture and the Underwriting Agreement. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Bonds, except specimens thereof, and we have relied upon a certificate of the Trustee as to the authentication and delivery thereof. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

          Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) Funding Corporation is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate power and authority to own its properties and conduct its business as described in the Prospectus.

          (2) The Trust Indenture has been duly and validly authorized by all necessary corporate action on the part of Funding Corporation, has been duly and validly executed and delivered by Funding Corporation, is a legal, valid and binding instrument enforceable against Funding Corporation in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and has been duly qualified under the TIA, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (3) Funding Corporation has executed such instruments and complied with such other formalities as are required by the Trust Indenture as a condition precedent to the creation and issuance of the Bonds.

          (4) The Bonds have been duly and validly authorized, executed and issued by Funding Corporation and are legal, valid and binding obligations of Funding Corporation enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), are entitled to the benefit of the security afforded by the Trust Indenture.

          (5) The Registration Statement has become, and on the date hereof is, effective under the Securities Act, and to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Act.

          (6) An appropriate order has been entered by the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds and the execution, delivery and performance by Funding Corporation of the Trust Indenture and Underwriting Agreement; to the best of our knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act, which has been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Funding Corporation pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Funding Corporation of its obligations with respect to the Bonds or under the Trust Indenture and the Underwriting Agreement.

          (7) It is not necessary for Funding Corporation to register as an investment company pursuant to the Investment
Company Act of 1940, as amended, in order to participate in the transactions contemplated by the Prospectus.

          (8) The Underwriting Agreement has been duly authorized, executed and delivered by Funding Corporation.

          (9) The execution, delivery and performance by Funding Corporation of the Underwriting Agreement, the Bonds or the Trust Indenture and the consummation of the transactions contemplated thereby (a) will not violate any provision of Funding Corporation's Certificate of Incorporation or By-Laws, each as amended, (b) will not violate any provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Trust Indenture) any of the assets of Funding Corporation pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which Funding Corporation is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation applicable to Funding Corporation or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to Funding Corporation (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction).

          (10) The statements made in the Prospectus and the Prospectus Supplement under the captions "Selected Information", "Selected Information Relating to the Collateral Bonds", "Certain Terms of the Collateral Bonds", "Security and Source of Payment for the Collateral Bonds", "W3A Funding Corporation", "Description of the Collateral Bonds and the Indenture", "Description of the Lease Indentures", "Description of the Leases" and "Other Agreements", insofar as they purport to constitute summaries of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (11) No recordation, registration or filing of the Original Indenture, the Supplemental Indenture or any other supplemental indenture or instrument of further assurance is necessary to make effective the lien intended to be created by the Trust Indenture or fully to preserve and protect the rights of the bondholders and the Trustee.

          The opinion expressed in paragraph (11) above assumes
(x) the due authorization, execution and delivery of the Original Indenture and the Supplemental Indenture by each of the parties thereto (other than Funding Corporation) and that the same constitute the legal, valid and binding agreements of such parties, enforceable in accordance with their respective terms,
(y) that no property of the types described in the Granting Clauses of the Original Indenture has been subjected to the lien of the Trust Indenture, and (z) that the Trustee has obtained and continues to retain possession of the Pledged Lessor Bonds (as defined in the Prospectus). In connection with such opinion, we note that each of the filings and recordings of the Original Indenture and the Supplemental Indenture described in Schedule 1 to the Refunding Agreements has been made.

          In rendering the opinions set forth above, we have not passed upon and do not purport to pass upon the application of any laws of any jurisdiction other than the Federal laws of the United States, the law of the State of New York and the General Corporation Law of the State of Delaware.

          The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner or for any other purpose by any other person without our prior written consent, except that the Trustee, Funding Corporation and LP&L are entitled to rely on this opinion as if addressed to them.

                              Very truly yours,

                              REID & PRIEST LLP

                                                        EXHIBIT D


      [Letterhead of Winthrop, Stimson, Putnam & Roberts]

                                                  ______________, 1996

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.

c/o Morgan Stanley & Co. Incorporated
    1285 Broadway
    New York, New York 10036-8293

Ladies and Gentlemen:

          We have acted as counsel for you as the several underwriters of $___________ in aggregate principal amount of Waterford 3 Secured Lease Obligation Bonds, _____% Series due ____ and $___________ in aggregate principal amount of Waterford 3 Secured Lease Obligation Bonds, _____% Series due ____ (collectively, the "Bonds") issued by W3A Funding Corporation (the "Funding Corporation") pursuant to the Underwriting Agreement, effective __________ __, 1996 (the "Underwriting Agreement"), among Funding Corporation, Louisiana Power & Light Company ("LP&L") and you. The Bonds are being issued pursuant to the Collateral Trust Indenture, dated as of ________ __, 1996, as amended by Supplemental Indenture No. 1, dated as of ___________ __, 1996 (the Collateral Trust Indenture, as so amended, being hereinafter referred to as the "Trust Indenture"), among Funding Corporation, LP&L and Bankers Trust Company, as Trustee (the "Trustee").

          We are members of the Bar of the State of New York and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the United States of America. We have, with your consent, relied upon an opinion of even date herewith addressed to you of Monroe & Lemann (A Professional Corporation) as to all matters of Louisiana law related to this opinion. We have reviewed said opinion and believe that it is satisfactory. We have also reviewed the opinion of Reid & Priest LLP required by
Section 8(d) of the Underwriting Agreement, and we believe said opinion to be satisfactory.

          In our capacity as your counsel, we have examined such documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. As to various questions of fact material to this opinion, we have relied upon representations of the Company and the Funding Corporation and statements in the Registration Statement hereinafter mentioned. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies. We have not examined the Bonds, except specimens thereof, and we have relied upon a certificate of the Trustee as to the authentication and delivery thereof. We have not examined into, and are expressing no opinion or belief as to matters relating to, incorporation of the Company or the Funding Corporation, titles to property, franchises or the liens of the Trust Indenture or the Lease Indenture (as defined in the Prospectus). Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

          Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Trust Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, and is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and is qualified under the TIA, and, to our knowledge, no proceedings to suspend such qualification have been instituted or threatened by the Commission.

          (2) The Bonds are legal, valid and binding obligations of the Funding Corporation, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (3) The statements made in the Prospectus and the Prospectus Supplement under the captions "Selected Information", "Selected Information Relating to the Collateral Bonds", "Certain Terms of the Collateral Bonds", "Security and Source of Payment for the Collateral Bonds", "Description of the Collateral Bonds and the Indenture", "Description of the Lease Indentures", "Description of the Leases" and "Other Agreements", insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (4) The Underwriting Agreement has been duly authorized, executed and delivered by the Funding Corporation and the Company.

          (5) An appropriate order has been issued by the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds and, to the best of our knowledge, such order is in full force and effect; and no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act, which has been duly obtained, or in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Funding Corporation pursuant to the Underwriting Agreement.

          (6) Except in each case as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the statements of eligibility on Form T-1 and Form T-2 filed as exhibits to the Registration Statement, upon which we do not pass) the TIA, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the day first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

          In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness, completeness and fairness of statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain officers, employees and representatives of the Funding Corporation, the Company and Entergy Services, Inc., with counsel for the Funding Corporation and the Company and with your representatives. Our review of the Registration Statement and the Prospectus, and our discussions, did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the time first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or Prospectus, as to the statements of eligibility on Form T-1 and Form T-2 filed as exhibits to the Registration Statement or as to the information contained in the Prospectus Supplement under the caption "Certain Terms of the Collateral Bonds--Book-Entry Only System.".

          This opinion is solely for the benefit of the addressees hereof in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent.

                         Very truly yours,

                         WINTHROP, STIMSON, PUTNAM & ROBERTS

                                                        EXHIBIT E





     ITEMS CONTAINED IN EXCHANGE ACT DOCUMENTS PURSUANT TO
     SECTION 8(f)(iv) OF THE UNDERWRITING AGREEMENT FOR INCLUSION IN THE LETTER OF THE ACCOUNTANTS REFERRED TO THEREIN




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